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                                                                   Exhibit 10.16


                       THE MANAGEMENT NETWORK GROUP, INC.
                          2000 SUPPLEMENTAL STOCK PLAN

PURPOSES OF THE PLAN. THE PURPOSES OF THIS 2000 SUPPLEMENTAL STOCK PLAN ARE:

               - to attract and retain the best available personnel for positions of substantial responsibility,

               - to provide additional incentive to Employees, Directors and Consultants, and

               -  to promote the success of the Company's business.

        Options granted under the Plan will be Nonstatutory Stock Options.

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DEFINITIONS. AS USED HEREIN, THE FOLLOWING DEFINITIONS SHALL APPLY:

"ADMINISTRATOR" MEANS THE BOARD OR ANY OF ITS COMMITTEES AS SHALL BE ADMINISTERING THE PLAN, IN ACCORDANCE WITH SECTION 4 OF THE PLAN.

"APPLICABLE LAWS" MEANS THE REQUIREMENTS RELATING TO THE ADMINISTRATION OF STOCK OPTION PLANS UNDER U.S. STATE CORPORATE LAWS, U.S. FEDERAL AND STATE SECURITIES LAWS, THE CODE, ANY STOCK EXCHANGE OR QUOTATION SYSTEM ON WHICH THE COMMON STOCK IS LISTED OR QUOTED AND THE APPLICABLE LAWS OF ANY FOREIGN COUNTRY OR JURISDICTION WHERE OPTIONS ARE, OR WILL BE, GRANTED UNDER THE PLAN.

"BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

"CAUSE" MEANS (i) ANY WILLFUL MATERIAL VIOLATION BY THE OPTIONEE OF ANY LAW OR REGULATION APPLICABLE TO THE BUSINESS OF THE COMPANY OR A PARENT OR SUBSIDIARY OF THE COMPANY, THE OPTIONEE'S CONVICTION FOR, OR GUILTY PLEA TO, A FELONY OR A CRIME INVOLVING MORAL TURPITUDE, ANY WILLFUL PERPETRATION BY THE OPTIONEE OF A COMMON LAW FRAUD, (ii) THE OPTIONEE'S COMMISSION OF AN ACT OF PERSONAL DISHONESTY WHICH INVOLVES PERSONAL PROFIT IN CONNECTION WITH THE COMPANY OR ANY OTHER ENTITY HAVING A BUSINESS RELATIONSHIP WITH THE COMPANY, (iii) ANY MATERIAL BREACH BY THE OPTIONEE OF ANY PROVISION OF ANY AGREEMENT OR UNDERSTANDING BETWEEN THE COMPANY, OR ANY PARENT OR SUBSIDIARY OF THE COMPANY, AND THE OPTIONEE REGARDING THE TERMS OF THE OPTIONEE'S SERVICE AS A SERVICE PROVIDER, INCLUDING WITHOUT LIMITATION, THE WILLFUL AND CONTINUED FAILURE OR REFUSAL OF THE OPTIONEE TO PERFORM THE MATERIAL DUTIES REQUIRED OF SUCH OPTIONEE AS A SERVICE PROVIDER, OTHER THAN AS A RESULT OF HAVING A DISABILITY, OR A BREACH OF ANY APPLICABLE INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT OR SIMILAR AGREEMENT BETWEEN THE COMPANY AND THE OPTIONEE, (iv) OPTIONEE'S DISREGARD OF THE POLICIES OF THE COMPANY OR ANY PARENT OR SUBSIDIARY OF THE COMPANY SO AS TO CAUSE LOSS, DAMAGE OR INJURY TO THE PROPERTY, REPUTATION OR EMPLOYEES OF THE COMPANY OR A PARENT OR SUBSIDIARY OF THE COMPANY, OR (v) ANY OTHER MISCONDUCT BY THE OPTIONEE WHICH IS MATERIALLY INJURIOUS TO THE FINANCIAL CONDITION OR BUSINESS REPUTATION OF, OR IS OTHERWISE MATERIALLY INJURIOUS TO, THE COMPANY OR A PARENT OF SUBSIDIARY OF THE COMPANY.

"CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

"COMMITTEE" MEANS A COMMITTEE OF DIRECTORS APPOINTED BY THE BOARD IN ACCORDANCE WITH SECTION 4 OF THE PLAN.

"COMMON STOCK" MEANS THE COMMON STOCK OF THE COMPANY.

"COMPANY" MEANS THE MANAGEMENT NETWORK GROUP, INC., A DELAWARE CORPORATION.

"CONSULTANT" MEANS ANY PERSON, INCLUDING AN ADVISOR, ENGAGED BY THE COMPANY OR A PARENT OR SUBSIDIARY TO RENDER SERVICES TO SUCH ENTITY.

"DIRECTOR" MEANS A MEMBER OF THE BOARD.

"DISABILITY" MEANS TOTAL AND PERMANENT DISABILITY AS DEFINED IN SECTION 22(e)(3) OF THE CODE.

"EMPLOYEE" MEANS ANY PERSON, INCLUDING OFFICERS, EMPLOYED BY THE COMPANY OR ANY PARENT OR SUBSIDIARY OF THE COMPANY. A SERVICE PROVIDER SHALL NOT CEASE TO BE AN EMPLOYEE IN THE CASE OF (i) ANY LEAVE OF ABSENCE APPROVED BY THE COMPANY OR (ii) TRANSFERS BETWEEN LOCATIONS OF THE COMPANY OR BETWEEN THE COMPANY, ITS PARENT, ANY SUBSIDIARY, OR ANY SUCCESSOR. NEITHER SERVICE AS A DIRECTOR NOR PAYMENT OF A DIRECTOR'S FEE BY THE COMPANY SHALL BE SUFFICIENT TO CONSTITUTE "EMPLOYMENT" BY THE COMPANY.

"EXCHANGE ACT" MEANS THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"FAIR MARKET VALUE" MEANS, AS OF ANY DATE, THE VALUE OF COMMON STOCK DETERMINED AS FOLLOWS:

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

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"NOTICE OF GRANT" MEANS A WRITTEN OR ELECTRONIC NOTICE EVIDENCING CERTAIN TERMS
AND CONDITIONS OF AN INDIVIDUAL OPTION GRANT. THE NOTICE OF GRANT IS PART OF THE OPTION AGREEMENT.

"OFFICER" MEANS A PERSON WHO IS AN OFFICER OF THE COMPANY WITHIN THE MEANING OF
SECTION 16 OF THE EXCHANGE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

"OPTION" MEANS A NONSTATUTORY STOCK OPTION GRANTED PURSUANT TO THE PLAN, THAT IS NOT INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION WITHIN THE MEANING OF
SECTION 422 OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER.

"OPTION AGREEMENT" MEANS AN AGREEMENT BETWEEN THE COMPANY AND AN OPTIONEE EVIDENCING THE TERMS AND CONDITIONS OF AN INDIVIDUAL OPTION GRANT. THE OPTION AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN.

"OPTION EXCHANGE PROGRAM" MEANS A PROGRAM WHEREBY OUTSTANDING OPTIONS ARE SURRENDERED IN EXCHANGE FOR OPTIONS WITH A LOWER EXERCISE PRICE.

"OPTIONED STOCK" MEANS THE COMMON STOCK SUBJECT TO AN OPTION.

"OPTIONEE" MEANS THE HOLDER OF AN OUTSTANDING OPTION GRANTED UNDER THE PLAN.

"PARENT" MEANS A "PARENT CORPORATION," WHETHER NOW OR HEREAFTER EXISTING, AS DEFINED IN SECTION 424(e) OF THE CODE.

"PLAN" MEANS THIS 2000 SUPPLEMENTAL STOCK PLAN.

"SERVICE PROVIDER" MEANS AN EMPLOYEE INCLUDING AN OFFICER, CONSULTANT OR
DIRECTOR.

"SHARE" MEANS A SHARE OF THE COMMON STOCK, AS ADJUSTED IN ACCORDANCE WITH
SECTION 12 OF THE PLAN.

"SUBSIDIARY" MEANS A "SUBSIDIARY CORPORATION," WHETHER NOW OR HEREAFTER EXISTING, AS DEFINED IN SECTION 424(f) OF THE CODE.

STOCK SUBJECT TO THE PLAN. SUBJECT TO THE PROVISIONS OF SECTION 12 OF THE PLAN, THE MAXIMUM AGGREGATE NUMBER OF SHARES WHICH MAY BE OPTIONED AND SOLD UNDER THE PLAN IS ONE MILLION (1,000,000) SHARES. THE SHARES MAY BE AUTHORIZED, BUT UNISSUED, OR REACQUIRED COMMON STOCK.

           If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

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ADMINISTRATION OF THE PLAN.

ADMINISTRATION. THE PLAN SHALL BE ADMINISTERED BY (i) THE BOARD OR (ii) A COMMITTEE, WHICH COMMITTEE SHALL BE CONSTITUTED TO SATISFY APPLICABLE LAWS.

POWERS OF THE ADMINISTRATOR. SUBJECT TO THE PROVISIONS OF THE PLAN, AND IN THE CASE OF A COMMITTEE, SUBJECT TO THE SPECIFIC DUTIES DELEGATED BY THE BOARD TO SUCH COMMITTEE, THE ADMINISTRATOR SHALL HAVE THE AUTHORITY, IN ITS DISCRETION:

to determine the Fair Market Value of the Common Stock;

to select the Service Providers to whom Options may be granted hereunder;

to determine whether and to what extent Options are granted hereunder;

to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

to approve forms of agreement for use under the Plan;

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

to institute an Option Exchange Program;

to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

to determine the terms and restrictions applicable to Options;

to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

to make all other determinations deemed necessary or advisable for administering the Plan.

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EFFECT OF ADMINISTRATOR'S DECISION. THE ADMINISTRATOR'S DECISIONS,
DETERMINATIONS AND INTERPRETATIONS SHALL BE FINAL AND BINDING ON ALL OPTIONEES AND ANY OTHER HOLDERS OF OPTIONS.

ELIGIBILITY. OPTIONS MAY BE GRANTED TO SERVICE PROVIDERS; PROVIDED, HOWEVER, THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE PLAN, OPTIONS MAY NOT BE GRANTED TO OFFICERS AND DIRECTORS.

LIMITATION. NEITHER THE PLAN NOR ANY OPTION SHALL CONFER UPON AN OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUING THE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER WITH THE COMPANY, NOR SHALL THEY INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE SUCH RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

TERM OF PLAN. THE PLAN SHALL BECOME EFFECTIVE UPON ITS ADOPTION BY THE BOARD. IT SHALL CONTINUE IN EFFECT FOR TEN (10) YEARS, UNLESS SOONER TERMINATED UNDER
SECTION 14 OF THE PLAN.

TERM OF OPTION. THE TERM OF EACH OPTION SHALL BE STATED IN THE OPTION AGREEMENT.

OPTION EXERCISE PRICE AND CONSIDERATION.

EXERCISE PRICE. THE PER SHARE EXERCISE PRICE FOR THE SHARES TO BE ISSUED PURSUANT TO EXERCISE OF AN OPTION SHALL BE DETERMINED BY THE ADMINISTRATOR.

WAITING PERIOD AND EXERCISE DATES. AT THE TIME AN OPTION IS GRANTED, THE ADMINISTRATOR SHALL FIX THE PERIOD WITHIN WHICH THE OPTION MAY BE EXERCISED AND SHALL DETERMINE ANY CONDITIONS WHICH MUST BE SATISFIED BEFORE THE OPTION MAY BE EXERCISED.

FORM OF CONSIDERATION. THE ADMINISTRATOR SHALL DETERMINE THE ACCEPTABLE FORM OF CONSIDERATION FOR EXERCISING AN OPTION, INCLUDING THE METHOD OF PAYMENT. SUCH CONSIDERATION MAY CONSIST ENTIRELY OF:

cash;

check;

promissory note;

other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

any combination of the foregoing methods of payment.

EXERCISE OF OPTION.

PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. ANY OPTION GRANTED HEREUNDER SHALL BE EXERCISABLE ACCORDING TO THE TERMS OF THE PLAN AND AT SUCH TIMES AND UNDER SUCH CONDITIONS AS DETERMINED BY THE ADMINISTRATOR AND SET FORTH IN THE OPTION AGREEMENT. UNLESS THE ADMINISTRATOR PROVIDES OTHERWISE, VESTING OF OPTIONS GRANTED HEREUNDER SHALL BE TOLLED DURING ANY UNPAID LEAVE OF ABSENCE. AN OPTION MAY NOT BE EXERCISED FOR A FRACTION OF A SHARE.

           An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

           Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. IF AN OPTIONEE CEASES TO BE A
SERVICE PROVIDER FOR ANY REASON OTHER THAN THE OPTIONEE'S DEATH, DISABILITY OR TERMINATION OF SERVICE FOR CAUSE (BUT NOT IN THE EVENT OF AN OPTIONEE'S CHANGE
OF STATUS FROM EMPLOYEE TO CONSULTANT OR FROM CONSULTANT TO EMPLOYEE), SUCH OPTIONEE MAY , BUT ONLY WITHIN SUCH PERIOD OF TIME AS IS DETERMINED BY THE ADMINISTRATOR, OF AT LEAST THIRTY (30) DAYS, (BUT IN NO EVENT LATER THAN THE EXPIRATION DATE OF THE TERM OF SUCH OPTION AS SET FORTH IN THE OPTION
AGREEMENT), EXERCISE HIS OR HER OPTION TO THE EXTENT THAT THE OPTIONEE WAS ENTITLED TO EXERCISE IT AT THE DATE OF SUCH TERMINATION. IN THE ABSENCE OF A SPECIFIED TIME IN THE OPTION AGREEMENT, THE OPTION SHALL REMAIN EXERCISABLE FOR THREE (3) MONTHS FOLLOWING THE OPTIONEE'S TERMINATION. IF, ON THE DATE OF TERMINATION, THE OPTIONEE IS NOT VESTED AS TO HIS OR HER ENTIRE OPTION, THE SHARES COVERED BY THE UNVESTED PORTION OF THE OPTION SHALL REVERT TO THE PLAN. IF, AFTER TERMINATION, THE OPTIONEE DOES NOT EXERCISE HIS OR HER OPTION WITHIN THE TIME SPECIFIED BY THE ADMINISTRATOR, THE OPTION SHALL TERMINATE, AND THE SHARES COVERED BY SUCH OPTION SHALL REVERT TO THE PLAN.

DISABILITY OF OPTIONEE. IF AN OPTIONEE CEASES TO BE A SERVICE PROVIDER AS A RESULT OF THE OPTIONEE'S DISABILITY, THE OPTIONEE MAY EXERCISE HIS OR HER OPTION WITHIN SUCH PERIOD OF TIME AS IS SPECIFIED IN THE OPTION AGREEMENT, TO THE EXTENT THE OPTION IS VESTED ON THE DATE OF TERMINATION (BUT IN NO EVENT LATER THAN THE EXPIRATION OF THE TERM OF SUCH OPTION AS SET FORTH IN THE OPTION AGREEMENT). IN THE ABSENCE OF A SPECIFIED TIME IN THE OPTION AGREEMENT, THE OPTION SHALL REMAIN EXERCISABLE FOR TWELVE (12) MONTHS FOLLOWING THE OPTIONEE'S TERMINATION. IF, ON THE DATE OF TERMINATION, THE OPTIONEE IS NOT VESTED AS TO HIS OR HER ENTIRE OPTION, THE SHARES COVERED BY THE UNVESTED PORTION OF THE OPTION SHALL REVERT TO THE PLAN. IF, AFTER TERMINATION, THE OPTIONEE DOES NOT EXERCISE HIS OR HER OPTION WITHIN THE TIME SPECIFIED HEREIN, THE OPTION SHALL TERMINATE, AND THE SHARES COVERED BY SUCH OPTION SHALL REVERT TO THE PLAN.

DEATH OF OPTIONEE. IF AN OPTIONEE DIES WHILE A SERVICE PROVIDER, THE OPTION MAY BE EXERCISED WITHIN SUCH PERIOD OF TIME AS IS SPECIFIED IN THE OPTION AGREEMENT (BUT IN NO EVENT LATER THAN THE EXPIRATION OF THE TERM OF SUCH OPTION AS SET FORTH IN THE NOTICE OF GRANT), BY THE OPTIONEE'S ESTATE OR BY A PERSON WHO ACQUIRES THE RIGHT TO EXERCISE THE OPTION BY BEQUEST OR INHERITANCE, BUT ONLY TO THE EXTENT THAT THE OPTION IS VESTED ON THE DATE OF DEATH. IN THE ABSENCE OF A SPECIFIED TIME IN THE OPTION AGREEMENT, THE OPTION SHALL REMAIN EXERCISABLE FOR TWELVE (12) MONTHS FOLLOWING THE OPTIONEE'S TERMINATION. IF, AT THE TIME OF DEATH, THE OPTIONEE IS NOT VESTED AS TO HIS OR HER ENTIRE OPTION, THE SHARES COVERED BY THE UNVESTED PORTION OF THE OPTION SHALL IMMEDIATELY REVERT TO THE PLAN. THE OPTION MAY BE EXERCISED BY THE EXECUTOR OR ADMINISTRATOR OF THE OPTIONEE'S ESTATE OR, IF NONE, BY THE PERSON(s) ENTITLED TO EXERCISE THE OPTION UNDER THE OPTIONEE'S WILL OR THE LAWS OF DESCENT OR DISTRIBUTION. IF THE OPTION IS NOT SO EXERCISED WITHIN THE TIME SPECIFIED HEREIN, THE OPTION SHALL TERMINATE, AND THE SHARES COVERED BY SUCH OPTION SHALL REVERT TO THE PLAN.

           (e) Termination for Cause. If the Optionee is terminated for Cause, then Optionee's Option shall expire on such Optionee's termination date or such later time and on such conditions as are determined by the Administrator

           (f) BUYOUT PROVISIONS. THE ADMINISTRATOR MAY AT ANY TIME OFFER TO BUY OUT FOR A PAYMENT IN CASH OR SHARES, AN OPTION PREVIOUSLY GRANTED BASED ON SUCH TERMS AND CONDITIONS AS THE ADMINISTRATOR SHALL ESTABLISH AND COMMUNICATE TO THE OPTIONEE AT THE TIME THAT SUCH OFFER IS MADE.

NON-TRANSFERABILITY OF OPTIONS. UNLESS DETERMINED OTHERWISE BY THE ADMINISTRATOR, AN OPTION MAY NOT BE SOLD, PLEDGED, ASSIGNED, HYPOTHECATED, TRANSFERRED, OR DISPOSED OF IN ANY MANNER OTHER THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION AND MAY BE EXERCISED, DURING THE LIFETIME OF THE OPTIONEE, ONLY BY THE OPTIONEE. IF THE ADMINISTRATOR MAKES AN OPTION TRANSFERABLE, SUCH OPTION SHALL CONTAIN SUCH ADDITIONAL TERMS AND CONDITIONS AS THE ADMINISTRATOR DEEMS APPROPRIATE.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

CHANGES IN CAPITALIZATION. SUBJECT TO ANY REQUIRED ACTION BY THE SHAREHOLDERS OF THE COMPANY, THE NUMBER OF SHARES OF COMMON STOCK COVERED BY EACH OUTSTANDING OPTION, AND THE NUMBER OF SHARES OF COMMON STOCK WHICH HAVE BEEN AUTHORIZED FOR ISSUANCE UNDER THE PLAN BUT AS TO WHICH NO OPTIONS HAVE YET BEEN GRANTED OR WHICH HAVE BEEN RETURNED TO THE PLAN UPON CANCELLATION OR EXPIRATION OF AN OPTION, AS WELL AS THE PRICE PER SHARE OF COMMON STOCK COVERED BY EACH SUCH OUTSTANDING OPTION, SHALL BE PROPORTIONATELY ADJUSTED FOR ANY INCREASE OR DECREASE IN THE NUMBER OF ISSUED SHARES OF COMMON STOCK RESULTING FROM A STOCK SPLIT, REVERSE STOCK SPLIT, STOCK DIVIDEND, COMBINATION OR RECLASSIFICATION OF THE COMMON STOCK, OR ANY OTHER INCREASE OR DECREASE IN THE NUMBER OF ISSUED SHARES OF COMMON STOCK EFFECTED WITHOUT RECEIPT OF CONSIDERATION BY THE COMPANY; PROVIDED, HOWEVER, THAT CONVERSION OF ANY CONVERTIBLE SECURITIES OF THE COMPANY SHALL NOT BE DEEMED TO HAVE BEEN "EFFECTED WITHOUT RECEIPT OF CONSIDERATION." SUCH ADJUSTMENT SHALL BE MADE BY THE BOARD, WHOSE DETERMINATION IN THAT RESPECT SHALL BE FINAL, BINDING AND CONCLUSIVE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NO ISSUANCE BY THE COMPANY OF SHARES OF STOCK OF ANY CLASS, OR SECURITIES CONVERTIBLE INTO SHARES OF STOCK OF ANY CLASS, SHALL AFFECT, AND NO ADJUSTMENT BY REASON THEREOF SHALL BE MADE WITH RESPECT TO, THE NUMBER OR PRICE OF SHARES OF COMMON STOCK SUBJECT TO AN OPTION.

DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE. SUBJECT TO THE THIRD SENTENCE OF THIS SECTION 13(b), IN THE EVENT OF THE PROPOSED DISSOLUTION OR LIQUIDATION OF THE COMPANY OR A MERGER OF THE COMPANY WITH OR INTO ANOTHER CORPORATION, OR THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, EACH OUTSTANDING OPTION SHALL BE ASSUMED OR AN EQUIVALENT OPTION OR RIGHT SUBSTITUTED BY THE SUCCESSOR CORPORATION OR A PARENT OR SUBSIDIARY OF THE SUCCESSOR CORPORATION. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT A OPTIONEE CEASES TO BE A SERVICE PROVIDER FOR ANY REASON OTHER THAN CAUSE (INCLUDING A VOLUNTARY RESIGNATION) WITHIN SIX (6) MONTHS OF THE CONSUMMATION OF A TRANSACTION DESCRIBED IN THIS SECTION 13(b) PURSUANT TO WHICH OUTSTANDING OPTIONS ARE ASSUMED OR SUBSTITUTED AS PROVIDED ABOVE, THE VESTING AND EXERCISABILITY OF EACH OUTSTANDING OPTION SHALL BE AUTOMATICALLY ACCELERATED AS TO 50% OF THE UNVESTED SHARES OF OPTIONAL STOCK SUBJECT TO THE OPTION ON THE DATE OF SUCH OPTIONEE'S TERMINATION. NOTWITHSTANDING THE FOREGOING, (i) IN THE EVENT THAT THE SUCCESSOR CORPORATION REFUSES TO ASSUME OR SUBSTITUTE FOR THE OPTION, AND (ii) IN THE CASE OF AN OPTION GRANTED TO A SERVICE PROVIDER WHO IS A CONSULTANT AT THE TIME SUCH OPTION IS GRANTED, THE OPTIONEE SHALL FULLY VEST IN AND HAVE THE RIGHT TO EXERCISE THE OPTION AS TO ALL OF THE OPTIONED STOCK, INCLUDING SHARES AS TO WHICH IT WOULD NOT OTHERWISE BE VESTED OR EXERCISABLE. IF AN OPTION BECOMES FULLY VESTED AND EXERCISABLE IN ACCORDANCE WITH THE FOREGOING SENTENCE, THE ADMINISTRATOR SHALL NOTIFY THE OPTIONEE IN WRITING OR ELECTRONICALLY THAT THE OPTION SHALL BE FULLY VESTED AND EXERCISABLE FOR A PERIOD OF FIFTEEN (15) DAYS FROM THE DATE OF SUCH NOTICE, AND THE OPTION SHALL TERMINATE UPON THE EXPIRATION OF SUCH PERIOD. FOR THE PURPOSES OF THIS SECTION, THE OPTION SHALL BE CONSIDERED ASSUMED IF, FOLLOWING THE DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS, THE OPTION OR RIGHT CONFERS THE RIGHT TO PURCHASE OR RECEIVE, FOR EACH SHARE OF OPTIONED STOCK SUBJECT TO THE OPTION IMMEDIATELY PRIOR TO THE MERGER OR SALE OF ASSETS, THE CONSIDERATION

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(WHETHER STOCK, CASH, OR OTHER SECURITIES OR PROPERTY) RECEIVED IN THE
DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS BY HOLDERS OF COMMON STOCK FOR EACH SHARE HELD ON THE EFFECTIVE DATE OF THE TRANSACTION (AND IF HOLDERS WERE OFFERED A CHOICE OF CONSIDERATION, THE TYPE OF CONSIDERATION CHOSEN BY THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES); PROVIDED, HOWEVER, THAT IF SUCH CONSIDERATION RECEIVED IN THE DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS IS NOT SOLELY COMMON STOCK OF THE SUCCESSOR CORPORATION OR ITS PARENT, THE ADMINISTRATOR MAY, WITH THE CONSENT OF THE SUCCESSOR CORPORATION, PROVIDE FOR THE CONSIDERATION TO BE RECEIVED UPON THE EXERCISE OF THE OPTION, FOR EACH SHARE OF OPTIONED STOCK SUBJECT TO THE OPTION, TO BE SOLELY COMMON STOCK OF THE SUCCESSOR CORPORATION OR ITS PARENT EQUAL IN FAIR MARKET VALUE TO THE PER SHARE CONSIDERATION RECEIVED BY HOLDERS OF COMMON STOCK IN THE DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS.

OTHER TREATMENT OF OPTIONS. SUBJECT TO ANY GREATER RIGHTS GRANTED TO OPTIONEES UNDER THE FOREGOING PROVISIONS OF THIS SECTION 13, IN THE EVENT OF THE OCCURRENCE OF ANY TRANSACTION DESCRIBED IN SECTION 13 HEREOF, ANY OUTSTANDING OPTIONS WILL BE TREATED AS PROVIDED IN THE APPLICABLE AGREEMENT OR PLAN OF MERGER, CONSOLIDATION, DISSOLUTION, LIQUIDATION OR SALE OF ASSETS.

DATE OF GRANT. THE DATE OF GRANT OF AN OPTION SHALL BE, FOR ALL PURPOSES, THE DATE ON WHICH THE ADMINISTRATOR MAKES THE DETERMINATION GRANTING SUCH OPTION, OR SUCH OTHER LATER DATE AS IS DETERMINED BY THE ADMINISTRATOR. NOTICE OF THE DETERMINATION SHALL BE PROVIDED TO EACH OPTIONEE WITHIN A REASONABLE TIME AFTER THE DATE OF SUCH GRANT.

AMENDMENT AND TERMINATION OF THE PLAN.

AMENDMENT AND TERMINATION. THE BOARD MAY AT ANY TIME AMEND, ALTER, SUSPEND OR TERMINATE THE PLAN.

EFFECT OF AMENDMENT OR TERMINATION. NO AMENDMENT, ALTERATION, SUSPENSION OR TERMINATION OF THE PLAN SHALL IMPAIR THE RIGHTS OF ANY OPTIONEE, UNLESS MUTUALLY AGREED OTHERWISE BETWEEN THE OPTIONEE AND THE ADMINISTRATOR, WHICH AGREEMENT MUST BE IN WRITING AND SIGNED BY THE OPTIONEE AND THE COMPANY. TERMINATION OF THE PLAN SHALL NOT AFFECT THE ADMINISTRATOR'S ABILITY TO EXERCISE THE POWERS GRANTED TO IT HEREUNDER WITH RESPECT TO OPTIONS GRANTED UNDER THE PLAN PRIOR TO THE DATE OF SUCH TERMINATION.

CONDITIONS UPON ISSUANCE OF SHARES.

LEGAL COMPLIANCE. SHARES SHALL NOT BE ISSUED PURSUANT TO THE EXERCISE OF AN OPTION UNLESS THE EXERCISE OF SUCH OPTION AND THE ISSUANCE AND DELIVERY OF SUCH SHARES SHALL COMPLY WITH APPLICABLE LAWS AND SHALL BE FURTHER SUBJECT TO THE APPROVAL OF COUNSEL FOR THE COMPANY WITH RESPECT TO SUCH COMPLIANCE.

INVESTMENT REPRESENTATIONS. AS A CONDITION TO THE EXERCISE OF AN OPTION THE COMPANY MAY REQUIRE THE PERSON EXERCISING SUCH OPTION TO REPRESENT AND WARRANT AT THE TIME OF ANY SUCH EXERCISE THAT THE SHARES ARE BEING PURCHASED ONLY FOR INVESTMENT AND WITHOUT ANY PRESENT INTENTION TO SELL OR DISTRIBUTE SUCH SHARES IF, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH A REPRESENTATION IS REQUIRED.

INABILITY TO OBTAIN AUTHORITY. THE INABILITY OF THE COMPANY TO OBTAIN AUTHORITY FROM ANY REGULATORY BODY HAVING JURISDICTION, WHICH AUTHORITY IS DEEMED BY THE COMPANY'S COUNSEL TO BE NECESSARY TO THE LAWFUL ISSUANCE AND SALE OF ANY SHARES HEREUNDER, SHALL RELIEVE THE COMPANY OF ANY LIABILITY IN RESPECT OF THE FAILURE TO ISSUE OR SELL SUCH SHARES AS TO WHICH SUCH REQUISITE AUTHORITY SHALL NOT HAVE BEEN OBTAINED.

RESERVATION OF SHARES. THE COMPANY, DURING THE TERM OF THIS PLAN, WILL AT ALL TIMES RESERVE AND KEEP AVAILABLE SUCH NUMBER OF SHARES AS SHALL BE SUFFICIENT TO SATISFY THE REQUIREMENTS OF THE PLAN.

                       THE MANAGEMENT NETWORK GROUP, INC.

                          2000 SUPPLEMENTAL STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        1. NOTICE OF STOCK OPTION GRANT

[OPTIONEE'S NAME AND ADDRESS]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
                                             -----------------------------------
Date of Grant
                                             -----------------------------------
Vesting Commencement Date
                                             -----------------------------------
Exercise Price per Share                    $
                                             -----------------------------------
Total Number of Shares Granted
                                             -----------------------------------
Total Exercise Price                        $
                                             -----------------------------------
Type of Option:                             Nonstatutory Stock Option
Term/Expiration Date:
                                             -----------------------------------

Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, 25% of the Shares subject to the Option shall vest twenty-four months after the Vesting Commencement Date, 25% of the Shares subject to the Option shall vest thirty-six months after the Vesting Commencement Date and 25% of the Shares subject to the Option shall vest forty-eight months after the Vesting Commencement, subject to the Optionee continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

        2. AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash;

               (b) check;

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Kansas.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                     THE MANAGEMENT NETWORK

                                             GROUP, INC.


-----------------------------------          -----------------------------------
Signature                                    By


-----------------------------------          -----------------------------------
Print Name                                   Title

-----------------------------------
Residence Address

-----------------------------------

                                    EXHIBIT A

                       THE MANAGEMENT NETWORK GROUP, INC.

                          2000 SUPPLEMENTAL STOCK PLAN

                                 EXERCISE NOTICE


THE MANAGEMENT NETWORK GROUP, INC.
7300 College Blvd.
Suite 302
Overland Park, Kansas  66210


        1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of The Management Network Group, Inc. (the "Company") under and pursuant to the 2000 Supplemental Stock Plan (the "Plan") and the Stock Option Agreement dated, _________, ___ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice

        7. of law rules, of Kansas.

Submitted by:                                Accepted by:

PURCHASER                                    THE MANAGEMENT NETWORK GROUP,

                                             INC.


-----------------------------------          -----------------------------------
Signature                                    By


-----------------------------------          -----------------------------------
Print Name                                   Title

                                             -----------------------------------
                                             Date Received

Address:                                     Address:
        ---------------------------                  ---------------------------

        ---------------------------                  ---------------------------

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